EXHIBIT 25






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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         ______________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         ______________________________

       ____ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                         ______________________________

                  IRWIN REVOLVING HOME EQUITY LOAN TRUST 1998-1
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     PENDING
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

C/O NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
11000 BROKEN LAND PARKWAY
COLUMBIA, MARYLAND                                           21044
(Address of principal executive offices)                     (Zip code)
                         ______________________________

                  IRWIN REVOLVING HOME EQUITY LOAN TRUST 1998-1
                       HOME EQUITY LOAN-BACKED TERM NOTES
                 HOME EQUITY LOAN-BACKED VARIABLE FUNDING NOTES
                       (Title of the indenture securities)

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Item 1.   General Information.  Furnish  the  following  information  as to  the
          -------------------
          trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                         Comptroller of the Currency
                         Treasury Department
                         Washington, D.C.

                         Federal Deposit Insurance Corporation
                         Washington, D.C.

                         The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                         The trustee is authorized to exercise corporate trust powers.

Item 2.   Affiliations with Obligor.  If  the  obligor  is  an  affiliate of the
          -------------------------
          trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.   Not applicable.
          ---------------

Item 16.  List of Exhibits.   List  below  all  exhibits filed as a part of this
          ----------------
                              Statement of Eligibility.

                              Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect.*

         Exhibit 2.        a.       A  copy  of  the certificate of authority of
                                    the  trustee  to  commence  business  issued
                                    June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.      Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.      Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.      Not applicable.

         Exhibit 9.      Not applicable.






         *     Incorporated   by  reference  to  exhibit  number  25  filed with
               registration statement number 33-66026.

         ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-43005.







                                    SIGNATURE



Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 11th day of June 1998.

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                    By:     /s/ Amy Wahl
                                            ------------------------------------
                                            Amy Wahl
                                            Assistant Vice President







                                    EXHIBIT 6

June 15, 1998



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                    By:     /s/ Amy Wahl
                                            ------------------------------------
                                            Amy Wahl
                                            Assistant Vice President